UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 12, 2007
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51663	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9801 Anderson Mill Road, Suite 230, Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)

(512) 828-6980
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01          Changes in Registrant's Certifying Accountant

Uranium Energy Corp. (the "Company") has engaged Ernst & Young LLP as its principal independent registered public accounting firm effective June 12, 2007. Concurrent with this appointment, the Company has dismissed Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants ("DMCL"), effective June 12, 2007. The decision to change its principal independent registered public accounting firm has been approved by the Company's board of directors.

The reports of DMCL on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2005 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles, other than to state, in the report for the fiscal year ended December 31, 2005, that there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company's fiscal years ended December 31, 2005 and 2006, and during the subsequent period through to the date of DMCL's dismissal, there were no disagreements between the Company and DMCL, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of DMCL, would have caused DMCL to make reference thereto in their reports on the Company's audited consolidated financial statements.

The Company has provided DMCL with a copy of this Current Report on Form 8-K and has requested that DMCL furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not DMCL agrees with the statements made in this Current Report on Form 8-K with respect to DMCL and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from DMCL wherein they have confirmed their agreement to the Company's disclosures in this Current Report with respect to DMCL. A copy of DMCL's letter has been filed as an exhibit to this Current Report.

In connection with the Company's appointment of Ernst & Young LLP as the Company's principal registered accounting firm at this time, the Company has not consulted Ernst & Young LLP on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01          Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit Description

16.1                    Letter of Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 12, 2007	URANIUM ENERGY CORP. By: /s/ Amir Adnani Name: Amir Adnani Title: President, Chief Executive Officer, Principal Executive Officer and a director